[Graphic of Flags omitted]

                         THE GABELLI GLOBAL GROWTH FUND
                              FIRST QUARTER REPORT
                                 MARCH 31, 2000


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                          [Graphic of 5 stars omitted]
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                   MORNINGSTAR RATED(TM) GABELLI GLOBAL GROWTH
                   FUND 5 STARS OVERALL AND FOR THE THREE AND
                      FIVE-YEAR PERIOD ENDED 03/31/00 AMONG
               3571 AND 2283 DOMESTIC EQUITY FUNDS, RESPECTIVELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                #1 GLOBAL FUND!
--------------------------------------------------------------------------------
                        LIPPER INC. RANKED GABELLI GLOBAL
                     GROWTH FUND #1 FOR THE FIVE-YEAR PERIOD
                     ENDED 03/31/00 AMONG 102 GLOBAL FUNDS.
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS,

      In general, multimedia stocks performed quite well in the volatile stock markets of the first quarter of 2000. We continue to see strong merger and acquisition and restructuring activity surfacing value in all media industries. The media landscape continues to change as new technologies create new products and services and as companies seek to improve their competitive positions by marrying content and creativity with more effective distribution.

      Last year, virtually every sector of the global multimedia industry excelled. In the first quarter of 2000, performance was not as uniformly stellar. In general, telecommunications, publishing and entertainment software stocks excelled. International cable television operators and broadcasters also performed well, but domestic companies in these sectors faltered. Although our stock picking batting average was lower this quarter--a reflection of disparate performance geographically and in the different sectors of the industry--the Fund still posted solid gains.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2000, The Gabelli Global Growth Fund's (the "Fund") total return was 3.41%. The Morgan Stanley Capital International World Free Index of global equity markets and Lipper Global Fund Average had total returns of 1.17% and 3.63% respectively, over the same period. The

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Lipper Inc. ranked The Gabelli Global Interactive Couch Potato(REGISTRATION MARK) Fund 7 among 256 global funds for the one year period ended December 31, 1999. Lipper rankings are based upon one, three and five-year total returns at NAV.

INVESTMENT RESULTS--CLASS AAA SHARES (a)
--------------------------------------------------------------------------------
                                          Quarter
                          ---------------------------------------
                           1st         2nd       3rd        4th        Year
                           ---         ---       ---        ---        ----
2000:  Net Asset Value    $36.37         --       --        --          --
       Total Return         3.4%         --       --        --          --
----------------------------------------------------------------------------
1999:  Net Asset Value    $20.33      $23.52    $24.91     $35.17     $35.17
       Total Return        19.7%       15.7%      5.9%      47.4%     116.1%
----------------------------------------------------------------------------
1998:  Net Asset Value    $16.45      $17.39    $15.17     $16.99     $16.99
       Total Return        15.2%        5.7%   (12.8)%      21.4%      28.9%
----------------------------------------------------------------------------
1997:  Net Asset Value    $11.79      $13.72    $15.02     $14.28     $14.28
       Total Return         0.3%       16.4%      9.5%      10.9%      41.7%
----------------------------------------------------------------------------
1996:  Net Asset Value    $12.57      $13.40    $13.22     $11.75     $11.75
       Total Return         7.3%        6.6%    (1.3)%     (0.3)%      12.5%
----------------------------------------------------------------------------
1995:  Net Asset Value    $10.62      $11.28    $12.30     $11.72     $11.72
       Total Return         3.6%        6.2%      9.0%     (1.8)%      17.9%
----------------------------------------------------------------------------
1994:  Net Asset Value     $9.90       $9.97    $10.54     $10.25     $10.25
       Total Return       (1.0)%(b)     0.7%      5.7%     (2.8)%       2.5%(b)
----------------------------------------------------------------------------

------------------------------------------------------------------
  Average Annual Returns - Class AAA Shares - March 31, 2000 (a)
  --------------------------------------------------------------
      1 Year .......................................  86.72%
      5 Year .......................................  39.19%
      Life of Fund (b) .............................  32.13%
------------------------------------------------------------------


                    Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 1999       $1.465            $33.50
December 28, 1998       $1.385            $16.56
December 31, 1997       $2.370            $14.28
December 31, 1996       $1.436            $11.75
December 29, 1995       $0.363            $11.72


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 7, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

Morgan Stanley World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up an impressive 86.72% over the trailing twelve-month period. The Morgan Stanley World Free Index and Lipper Global Fund Average rose 23.42% and 37.71%, respectively, over the same twelve-month period.

      For the five-year period ended March 31, 2000, the Fund's total return averaged 39.19% annually versus average annual total returns of 18.64% and 19.93% for the Morgan Stanley World Free Index and Lipper Global Fund Average, respectively. Since inception on February 7, 1994 through March 31, 2000, the Fund had a cumulative total return of 454.91%, which equates to an average annual total return of 32.13%.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. For the month ended March 31, 2000, The Gabelli Global Growth Fund Class A Shares and Class C Shares net asset value declined by 4.01% and 4.04%, respectively (Class B Shares have not been issued as of March 31, 2000). The Class A Shares and the Class C Shares ended the quarter with net asset values of $36.37 and $36.36, respectively.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[Graphic omitted]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

HOLDINGS BY GEOGRAPHIC REGION - 3/31/00
United States          35.4%
Europe                 32.4%
Japan                  19.4%
Canada                  7.3%
Asia/Pacific Rim        5.0%
Latin America           0.5%

THE COUCH POTATO SPROUTS TO GLOBAL GROWTH

      The Fund's primary objective is capital appreciation achieved through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth.

      We strive to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, we look for solid franchises, ideally with unique copyrights that can add to overall value creation. And lastly, we like growth and therefore look to businesses involved in the ever-evolving communication revolution. Looking forward, we continue to believe that the dominant companies of tomorrow will be conducting a major portion of their business via the Internet within the next five years. In anticipation of this period of revolutionary change, we have changed the name of the Fund from The Gabelli Global Interactive Couch Potato Fund to The Gabelli Global Growth Fund.

      Our vision, as well as your vision and commitment as investors, have been grandly rewarded. Investors continued to enjoy excellent investment returns this quarter, as the interactive revolution maintained its strength. We formed the Fund in 1994, believing that we were entering a period of accelerated growth globally. The investment objective of the Fund will remain the same, and while we are saddened to bid farewell to the original name, keep in mind that it is only a name.

COMMENTARY

THE GREAT WHITE NORTH

      The announced restructuring of BCE reflects many of the trends that have helped propel telecommunications stocks in recent years and illustrates the kind of value still available in the market place. BCE is surfacing value by spinning off its stake in a leading telecommunications equipment maker, Nortel Networks. It is broadening its geographic reach and increasing its exposure to new technologies and services by acquiring Teleglobe. Finally, BCE is attempting to marry its distribution with content through an unsolicited bid for CTV, a Canadian broadcaster with strong news and sports programming assets. We believe BCE is making all the right strategic moves and value the company at more than double its current stock price. We also note that U.S. "Baby Bell" SBC Communications owns 20% of BCE subsidiary Bell Canada. If Canadian foreign ownership restrictions are repealed, SBC or some other large U.S. or foreign telecommunications concern could seek to acquire BCE outright.

TIME WARNER AND AOL - THE SHAPE OF DEALS TO COME

      The impending marriage of Time Warner and America Online combines the old economy with the new (content with distribution)--a merger trend that we believe will gain momentum in the years ahead. Wall Street is struggling over how to value the bride and the groom prior to the wedding. Analysts following AOL were accustomed to looking primarily at top line revenue growth and making assumptions regarding future operating margins. Analysts covering Time Warner (including yours truly) looked primarily at cash flow growth, and now must come up with a different yardstick to assess value.

      As evidenced by the decline in both stocks shortly after the merger was announced, both camps were disappointed with the deal. AOL loyalists did not like the fact that the addition of Time Warner would slow revenue growth and Time Warner enthusiasts saw healthy operating profits being diluted. Both stocks have rebounded since, and as we write, Time Warner is at a 52-week high.

      Backing away from the problem of valuing two very different companies and taking a longer-term view, the marriage of quality products and terrific distribution makes economic sense. Sometimes it will take the form of mutually rewarding joint venture arrangements, but we also expect to see more deals with content and distribution companies finding synergistic partners. This trend should further intensify already strong merger and acquisition activity, providing an additional tailwind for the Fund.

THE SCORECARD

      As previously stated, telecommunications stocks were performance leaders this quarter. Our leader board was dominated by wired and wireless telecommunications providers from around the globe including Vodafone AirTouch, Telecom Italia, Tele Danmark, KPN, Citizens Utilities, Cable & Wireless, BCE and its

Canadian neighbors AT&T Canada and Teleglobe, and good old AT&T. Publishers such as Gakken, Independent News & Media, PRIMEDIA, Schibsted, Times Mirror (now engaged to Tribune Co.), and TV Guide also posted measurable gains. Filmed entertainment companies including Disney, Seagram and Time Warner brightened our performance screen.

      Cable television operators such as Cablevision Systems and NTL retreated, due in part to reduced merger and acquisition activity in the sector. Small U.S. broadcasters such as Ackerley Group, Granite Broadcasting, and Young Broadcasting showed weak signal strength.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of March 31, 2000.

AUDIOFINA (AUDK.LU - $123.05 - LUXEMBOURG STOCK EXCHANGE) is a Luxembourg-based European entertainment company. The company holds 49.85% of CLT-UFA, which owns 22 television channels with 120 million daily viewers and 18 radio stations with 25 million daily listeners. CLT-UFA also holds the broadcasting and marketing rights to numerous European sports teams. The recent agreement merging Pearson plc's television assets with CLT-UFA will strengthen the company's position globally.

BELL ATLANTIC CORP. (BEL - $61.125 - NYSE), following its merger with NYNEX and with its pending merger with GTE (GTE - $71.00 - NYSE), becomes a premier provider of advanced voice and data services from Maine to Virginia--the world's most information-intensive marketplace. Bell Atlantic is one of the world's largest and most successful wireless companies, with domestic operations in 24 states and international investments in Latin America, Europe and the Pacific Rim. In early April, BEL and Vodafone AirTouch (VOD - $55.5625 - NYSE) finished combining their U.S. wireless operations into a joint venture called Verizon Wireless which will reach more than 90% of the U.S. population. Upon completion of the merger with GTE, expected by the end of the second quarter, BEL will be renamed Verizon Communications and will become the largest domestic wireless carrier with about 25 million subscribers. BEL is also a global leader in publishing directories and in providing Internet-based shopping guides, website creation and hosting, and other electronic commerce services. The company has a mix of mature and start-up communications businesses in Europe and the Pacific Rim, including a 24.9% stake in Telecom Corp. of New Zealand and an 18.5% stake in Cable & Wireless Communications.

CABLE & WIRELESS PLC (CWP - $56.00 - NYSE) is a United Kingdom-based provider of global telecommunications network services. Major subsidiaries include Hong Kong Telecommunications (HKT - $25.75 - NYSE) (54% owned); the publicly traded, U.K.-based company, Cable & Wireless Communications (CWZ - $85.00 - NYSE) (53% owned), which is the largest cable system operator in the

U.K.; and Cable & Wireless Optus in Australia. CWZ owns 100% of Mercury Communications, the second largest provider of telecommunications services in Britain, and is a majority stakeholder in Bell Cable Media, Nynex CableComms and Videotron Holdings plc. In August, the company agreed to sell Cable & Wireless Communications' consumer business to NTL Inc. (NTLI-$92.8125 - Nasdaq) for 8 billion pounds, and will retain its data assets including Mercury Communications. In late February, Pacific Century Cyberworks (1186 - $2.34 - Hong Kong Stock Exchange) offered to acquire Cable & Wireless HKT. Hong Kong Telecom is the dominant telecommunications service provider in Hong Kong. Cable & Wireless has dramatically expanded its global Internet presence with its September 1998 acquisition of Internet MCI for $1.75 billion and its recently announced acquisition of eight Internet service providers in Europe.

CANAL PLUS (CNLP.PA - $220.24 - PARIS STOCK EXCHANGE) is the leading pay television company operating throughout Europe with the exception of the U.K., Ireland and Germany. Canal Plus provides premium channels as well as film and television programming. The company has expanded its businesses to include digital television service. The company also has a 50% interest in Vivendinet, a Multi-Access Portal ("MAP") joint venture between Vivendi and Canal Plus. Paris St. Germain, the top French soccer club, is another of the company's prized assets.

FURUKAWA ELECTRIC CO. LTD. (5801.T - $16.80 - TOKYO STOCK EXCHANGE) manufactures electric wire and cable, light metals, and optical-fiber cables. The company also provides related services, including installation. Furukawa is also expanding into superconductor wire and optical transmission, network systems and devices. The company has a significant stake in JDS Uniphase, a Canadian optical equipment manufacturer.

LIBERTY  MEDIA GROUP (LMG'A - $59.25 - NYSE),  owned by AT&T Corp. (T - $56.25 -
NYSE), is engaged in businesses which provide programming services, including production, acquisition and distribution through all media formats, as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses, international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

NIPPON BROADCASTING SYSTEM INC. (4660.T - $79.08 - TOKYO STOCK EXCHANGE) is the top listener-rated AM radio broadcaster in Japan and also operates a music subsidiary, Pony Canyon. Nippon distributes its content through the Internet, digital satellite, mobile Internet and terrestrial means. The company is also a large shareholder of Fuji Television.

TELEGLOBE INC. (TGO.TO - $27.1875 - TORONTO STOCK EXCHANGE) provides a broad range of broadband and telecommunications services to retail and wholesale customers globally. Teleglobe's operations include a broadband unit, a telecommunications unit and a business solutions unit providing an array of services including web hosting, telecommunications services and broadband applications and services. Teleglobe is in the process of being purchased by BCE Inc. (BCE - $125.4375 - NYSE).

TELEPHONE & DATA SYSTEMS INC. (TDS - $111.00 - AMEX) is a diversified telecommunications service company with cellular telephone, local telephone and personal communications services ("PCS") operations. TDS serves 3.7 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $71.00 -
AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. TDS conducts its broadband PCS operations through 82.3% owned Aerial Communications Inc. (AERL - $56.8125 - Nasdaq), which provides PCS service in the Minneapolis, Tampa-St. Petersburg-Orlando, Houston, Pittsburgh, Kansas City and Columbus Major Trading Areas. On September 20, 1999, VoiceStream Wireless (VSTR - $128.8125 - Nasdaq) announced the acquisition of Aerial in a $3.3 billion transaction. Pro-forma for this acquisition, TDS will own over 36 million shares of VoiceStream.

VODAFONE  AIRTOUCH PLC (VOD.L - $5.55 - LONDON STOCK EXCHANGE;  VOD - $55.5625 -
NYSE) is the world's largest mobile telecommunications company with more than 28 million subscribers in 23 countries. The defining event in Vodafone's history was the completion of its acquisition of AirTouch in the United States during 1999. Vodafone continues to engage in acquisitions and alliances on a global basis. In Germany, it recently closed the acquisition of Mannesmann, an industrial company transformed into a telecommunications company. In the United States, it recently completed the merger of its U.S. wireless operations with those of Bell Atlantic to create a seamless national provider. In Japan, it has invested $550 million in nine of Japan's regional cellular operators. Vodafone has also established itself as a leader in the delivery of mobile Internet services through its formation of MAP in alliance with Vivendi of France, the parent of pay television and media company Canal Plus.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      The multimedia industry continues to experience strong secular growth. In addition, deals and restructuring activity continue to surface values in media businesses. As with any industry undergoing significant change, there will be winners and losers. We remain dedicated to identifying and investing in those multimedia companies best positioned to prosper in the years ahead.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GICPX. Please call us during the business day for further information.

                                   Sincerely,

         /S/ MARC J. GABELII                     /S/ IVAN ARTEAGA

         MARC J. GABELLI                         IVAN ARTEAGA, CFA
         Portfolio Manager                       Associate Portfolio Manager

April 14, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2000
                                 --------------
         Vivendi                           Teleglobe Inc.
         Liberty Media Group               Nippon Broadcasting System Inc.
         Canal Plus                        Bell Atlantic Corp.
         Telephone & Data Systems Inc.     Vodafone AirTouch plc
         Audiofina                         Cable & Wireless plc
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

              COMMON STOCKS -- 102.1%
              AUTOMOTIVE -- 2.6%
     40,000   General Motors Corp. .........   $  3,312,500
    211,000   Toyota Motor Corp. ...........     11,034,426
                                               ------------
                                                 14,346,926
                                               ------------
              BROADCASTING -- 8.9%
     52,200   Ackerley Group Inc. ..........        789,525
     47,500   AMFM Inc.+ (a) ...............      2,950,937
    119,500   Audiofina ....................     14,703,897
     19,570   Chris-Craft Industries Inc.+ .      1,246,364
    171,000   Granada Group plc ............      1,831,337
     52,200   Granite Broadcasting Corp.+ ..        371,925
     42,700   Grupo Televisa SA, GDR+ ......      2,903,600
     79,000   Nippon Broadcasting System Inc.     6,247,066
     79,000   Nippon Broadcasting System Inc.,
               New Shares+ .................      6,247,066
      9,415   NRJ SA .......................      6,986,883
    570,000   Seven Network Ltd. ...........      2,523,854
     80,000   Westwood One Inc.+ ...........      2,900,000
     28,500   Young Broadcasting Inc., Cl. A+       541,500
                                               ------------
                                                 50,243,954
                                               ------------
              BUSINESS SERVICES -- 6.6%
      7,100   A-Com AB+ ....................        118,512
    100,000   Cendant Corp.+ ...............      1,850,000
      5,000   CSG Systems International Inc.+       244,062
      1,887   Havas Advertising SA .........      1,020,897
      9,900   Publicas SA ..................      5,308,657
     18,066   Sabre Holdings Corp.+ ........        667,324
    244,400   Vivendi ......................     28,200,036
                                               ------------
                                                 37,409,488
                                               ------------
              CABLE -- 2.4%
     63,000   Cablevision Systems Corp.,
               Cl. A+ (a) ..................      3,827,250
     50,000   Charter Communications Inc., Cl. A+   716,406
     95,000   Flextech plc+ ................      2,753,435
      8,000   I-Cable Communications Ltd., ADR+     122,000
     30,000   MediaOne Group Inc.+ (a) .....      2,430,000
     39,462   NTL Inc.+ ....................      3,662,567
                                               ------------
                                                 13,511,658
                                               ------------
              COMMUNICATIONS EQUIPMENT -- 6.1%
      5,200   Alcatel Alsthom SA ...........      1,141,744
    119,000   Ericsson (LM) Telephone Co.,
               Cl. B .......................     10,469,572
    684,000   Furukawa Electric Co. Ltd. ...     11,490,481
     66,500   Gemstar International Group Ltd.+   5,719,000
     20,000   JDS Uniphase Corp.+ ..........      2,411,250
     33,200   Net Insight AB, Cl. B ........      1,685,592
     16,100   Tandberg Television ASA+ .....        129,662
     15,600   Teleste Corp. ................        355,519


                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
     14,400   Telesystem International Wireless
                Inc.+ ......................   $    522,780
     10,000   Telesystem International Wireless
                Inc., ADR+ .................        365,000
                                               ------------
                                                 34,290,600
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 4.6%
      8,000   Aspiro Information AB+ .......        347,745
     47,500   Capcom Co. Ltd. ..............      2,174,125
     23,750   Capcom Co. Ltd., New Shares+ .      1,087,062
     95,000   CDNow Inc.+ ..................        359,219
      9,500   CNET Networks Inc.+ ..........        481,531
     11,400   CSK Corp. ....................        532,892
     47,500   Edwards (J.D.) & Co.+ ........      1,546,719
     43,700   Framtidsfabriken AB+ .........      1,068,819
      4,700   Korea Thrunet Co. Ltd., Cl. A+        181,831
     10,000   Liberate Technologies Inc.+ ..        627,500
      9,500   Logica plc ...................        320,730
     11,400   NBC Internet Inc., Cl. A+ ....        490,912
         23   Net One Systems Co. Ltd. .....        810,732
    136,000   PSINet Inc.+ (a) .............      4,626,125
     12,300   Softbank Corp. ...............     10,960,218
                                               ------------
                                                 25,616,160
                                               ------------
              CONSUMER PRODUCTS -- 2.8%
     11,400   Bang & Olufsen Holding A/S, Cl. B     417,722
      1,500   Compagnie Financiere Richemont
                AG, Cl. A ..................      3,812,374
     26,600   Konami Co. Ltd. ..............      1,813,313
     43,700   Nintendo Co. Ltd. ............      7,681,599
    109,200   Sega Enterprises Ltd. ........      2,222,603
                                               ------------
                                                 15,947,611
                                               ------------
              DIVERSIFIED INDUSTRIAL -- 0.2%
    160,000   Itochu Corp. .................        852,315
     52,200   Trelleborg AB, Cl. B .........        369,097
                                               ------------
                                                  1,221,412
                                               ------------
              ELECTRONICS -- 3.8%
     55,800   ARM Holdings plc+ ............      3,367,853
     58,300   Kyocera Corp. ................      9,742,689
     25,000   Philips Electronics NV .......      4,203,644
     14,500   Sony Corp. ...................      2,047,524
     14,500   Sony Corp., New Shares+ ......      2,061,645
                                               ------------
                                                 21,423,355
                                               ------------
              ENERGY AND UTILITIES -- 0.2%
     19,000   Williams Companies Inc. (The)         834,812
                                               ------------
              ENTERTAINMENT -- 14.3%
     83,700   Canal Plus ...................     18,433,793
    133,000   Disney (Walt) Co. (a) ........      5,502,875
     95,000   EMI Group plc ................      1,052,962
     35,600   Fox Kids Europe NV ...........        749,953
     66,500   GC Companies Inc.+ ...........      2,310,875
    320,000   Liberty Media Group, Cl. A+ (a)    18,960,000

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
              COMMON STOCKS (CONTINUED)
              ENTERTAINMENT (CONTINUED)
    190,000   Publishing & Broadcasting Ltd.   $  1,612,270
     95,000   Seagram Co. (a) ..............      5,652,500
     45,000   Time Warner Inc. (a) .........      4,500,000
    120,000   TV Guide Inc., Cl. A+ ........      5,767,500
    435,000   USA Networks Inc.+ (a) .......      9,814,687
     80,000   Viacom Inc., Cl. A+ ..........      4,275,000
     40,000   Viacom Inc., Cl. B+ ..........      2,110,000
                                               ------------
                                                 80,742,415
                                               ------------
              FINANCIAL SERVICES -- 0.7%
     95,000   Banca Popolare di Lodi Srcl ..      1,175,297
     10,310   Invik & Co. AB, Cl. B ........      1,493,856
      1,000   Publigroupe SA ...............      1,102,054
                                               ------------
                                                  3,771,207
                                               ------------
              HEALTH CARE -- 0.4%
      4,000   Biotech HOLDRs Trust+ ........        678,000
    354,000   Tsumura & Co. ................      1,368,632
                                               ------------
                                                  2,046,632
                                               ------------
              PUBLISHING -- 8.0%
    266,400   Arnoldo Mondadori Editore SpA       6,798,183
     43,700   Dow Jones & Co. Inc. (a) .....      3,138,206
    998,000   Gakken Co. Ltd.+ .............      2,614,423
    380,000   Independent News & Media plc,
               Dublin ......................      3,729,657
     23,700   Independent News & Media plc,
               London ......................        231,549
     80,700   New York Times Co., Cl. A (a)       3,465,056
     76,000   News Corp. Ltd., ADR .........      4,275,000
     28,500   Penton Media Inc. ............        741,000
    213,700   PRIMEDIA Inc.+ ...............      6,838,400
    133,900   Schibsted ASA ................      3,314,396
     19,000   Scripps (E.W.) Co., Cl. A ....        921,500
     53,000   Singapore Press Holdings Ltd.         845,251
     28,500   Times Mirror Co., Cl. A (a) ..      2,648,719
     48,400   Tribune Co. ..................      1,769,625
    289,700   United News & Media plc ......      3,803,811
                                               ------------
                                                 45,134,776
                                               ------------
              RETAIL -- 0.3%
    180,000   Blockbuster Inc., Cl. A ......      1,800,000
                                               ------------
              SATELLITE -- 0.5%
    256,500   Loral Space & Communications Ltd.+  2,613,094
      1,900   Societe Europeenne Satellites         326,572
                                               ------------
                                                  2,939,666
                                               ------------
              TELECOMMUNICATIONS -- 27.2%
     47,500   ALLTEL Corp. .................      2,995,469
     45,600   AT&T Canada Inc.+ ............      2,774,288
     61,700   AT&T Canada Inc., Cl. B+ .....      3,763,700
     47,500   AT&T Corp. ...................      2,671,875



                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
     47,500   BCE Inc. (a) .................   $  5,958,281
    200,700   Bell Atlantic Corp. (a) ......     12,267,787
     66,500   BellSouth Corp. ..............      3,125,500
    125,000   British Telecommunications plc      2,338,986
     90,200   BroadWing Inc.+ (a) ..........      3,354,313
    209,000   Cable & Wireless plc, ADR (a)      11,704,000
    617,500   Citizens Utilities Co., Cl. B+     10,111,563
        645   DDI Corp. ....................      5,270,049
     19,000   HPY Holding - HTF Holding Oyj
               Abp, Cl. A ..................        795,963
        157   Japan Telecom Co. Ltd. .......      6,650,923
     52,200   KDD Corp. ....................      4,392,151
     80,700   Korea Telecom Corp., ADR+ (a)       3,530,625
     80,700   KPN NV .......................      9,245,867
        278   Nippon Telegraph & Telephone Corp.  4,412,913
    921,500   Olivetti SpA+ ................      3,308,933
    603,200   Portugal Telecom SA ..........      7,739,761
    115,000   Rogers Communications Inc.,
               Cl. B+ ......................      3,403,304
     90,600   Rogers Communications Inc.,
               Cl. B, ADR+ .................      2,701,013
     47,500   Sprint Corp. (a) .............      2,992,500
     47,500   Tele Danmark A/S .............      4,274,933
    318,200   Telecom Italia SpA ...........      4,753,201
     23,700   Telecom Italia SpA, ADR ......      3,602,400
     80,700   Telecom Italia SpA, Cl. RNC ..        550,193
    189,818   Telefonica SA ................      4,798,459
    500,000   Teleglobe Inc. (a) ...........     13,593,750
    124,000   Viatel Inc.+ (a) .............      6,223,250
                                               ------------
                                                153,305,950
                                               ------------
              TRANSPORTATION -- 0.3%
     25,000   AMR Corp.+ ...................        796,875
     80,000   Nippon Express Co. Ltd. ......        594,439
                                               ------------
                                                  1,391,314
                                               ------------
              WIRELESS COMMUNICATIONS -- 12.2%
    167,200   Centennial Cellular Corp., Cl. A+   4,065,050
        240   NTT Mobile Communications
               Network Inc. ................      9,839,801
     92,100   Rogers Cantel Mobile
               Communications Inc., Cl. B+ .      3,724,294
    147,700   Telephone & Data Systems Inc. (a)  16,394,700
    132,100   United States Cellular Corp.+       9,379,100
  1,669,584   Vodafone AirTouch plc ........      9,265,967
     47,500   Vodafone AirTouch plc, ADR (a)      2,639,219
     87,500   VoiceStream Wireless Corp.+ ..     11,271,094
     45,000   Western Wireless Corp., Cl. A+      2,061,563
                                               ------------
                                                 68,640,788
                                               ------------
              TOTAL COMMON STOCKS ..........    574,618,724
                                               ------------

              PREFERRED STOCKS -- 0.6%
              ENTERTAINMENT -- 0.1%
    350,000   Village Roadshow Ltd., Pfd. ..        488,273
                                               ------------

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

              PREFERRED STOCKS (CONTINUED)
              PUBLISHING -- 0.6%
     66,500   News Corp. Ltd., Pfd., ADR ...   $  3,175,375
                                               ------------
              TOTAL PREFERRED STOCKS .......      3,663,648
                                               ------------
     PRINCIPAL
      AMOUNT
     ---------
              CORPORATE BONDS -- 0.0%
              ENTERTAINMENT -- 0.0%
    $50,000   USA Networks Inc., Sub. Deb. Cv.,
               7.00%, 07/01/03 .............         51,188
                                               ------------
              TOTAL INVESTMENTS -- 102.7%
                (Cost $405,091,049) ........    578,333,560

              OTHER ASSETS AND
                LIABILITIES --(2.7)% .......    (15,282,591)
                                               ------------
              NET ASSETS -- 100.0%
                (15,479,556 shares
                outstanding) ...............   $563,050,969
                                               ============

     COMMON                                                       MARKET
     STOCKS                         SHARES      PROCEEDS           VALUE
     ------                         ------      --------          ------
  SECURITIES SOLD SHORT
  Bristish Sky Broadcasting plc ..  85,000    $ (2,411,962)   $ (2,247,019)
  Bouygues .......................     500        (461,983)       (396,426)
  Internet Holders Trust ......... 125,000     (19,340,805)    (20,796,875)
  NASDAQ 100 Trust ...............  60,000      (5,300,823)     (6,577,500)
  Nextel Communications Inc. .....   2,000        (268,491)       (296,500)
                                              ------------    -------------
  TOTAL SECURITIES SOLD SHORT ....            $(27,784,064)   $(30,314,320)
                                              ============    ============
  ------------------------
  (a)   Security pledged as collateral for short sale.
  +     Non-income producing security.
  ADR - American Depositary Receipt.
  GDR - Global Depositary Receipt.

                                     % OF
                                    MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE          VALUE
    --------------------------      ------     ------------
    North America ................   42.7%     $247,020,135
    Europe .......................   32.4%      187,570,710
    Japan ........................   19.4%      112,149,087
    Asia/Pacific Rim .............    5.0%       28,690,028
    Latin America ................    0.5%        2,903,600
                                    -----      ------------
                                    100.0%     $578,333,560
                                    =====      ============

                        Gabelli Global Series Funds, Inc.
                         THE GABELLI GLOBAL GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
          Mario J. Gabelli, CFA           Karl Otto Pohl
          CHAIRMAN AND CHIEF              FORMER PRESIDENT
          INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
          GABELLI ASSET MANAGEMENT INC.

          Felix J. Christiana             Werner J. Roeder, MD
          FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
          DOLLAR DRY DOCK SAVINGS BANK    LAWRENCE HOSPITAL

          Anthony J. Colavita             Anthonie C. van Ekris
          ATTORNEY-AT-LAW                 MANAGING DIRECTOR
          ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

          John D. Gabelli
          SENIOR VICE PRESIDENT
          GABELLI & COMPANY, INC.

                         OFFICERS AND PORTFOLIO MANAGERS
          Mario J. Gabelli, CFA           Marc J. Gabelli
          PRESIDENT AND CHIEF             PORTFOLIO MANAGER
          INVESTMENT OFFICER

          Bruce N. Alpert                 Ivan Arteaga, CFA
          VICE PRESIDENT AND TREASURER    ASSOCIATE PORTFOLIO MANAGER

          James E. McKee
          SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB442Q100SR

                                             [Photo of Mario J. Gabelli omitted]

THE
GABELLI
GLOBAL
GROWTH FUND

                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2000